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                                                                   Exhibit 10(e)

                              SECURITY AGREEMENT




      THIS SECURITY AGREEMENT is entered into as of the 3rd day of December, 1997, by and between REGENT COMMUNICATIONS, INC., a Delaware corporation (the "Borrower") and CITICASTERS CO., an Ohio corporation (the "Lender")

1.   Definitions:

     1.1   Specific Definitions. The following definitions shall apply:

          "Accounts" means all accounts, contract rights, instruments, documents, chattel paper, and all obligations in any form arising out of the WSSP Loan Documents (as hereinafter defined); all guaranties, letters of credit and other security for any of the above; and all books and records (including computer programs, tapes and data processing software) evidencing an interest in or relating to the above.

          "General Intangibles" means all general intangibles, chosen in action, causes of action, obligations or indebtedness owed to Borrower from any source whatsoever under the WSSP Loan Documents, and all other intangible personal property of every kind and nature (other than Accounts) including without limitation patents, trademarks, trade names, service marks, copyrights and applications for any of the above, and goodwill, trade secrets, licenses, franchises, rights under agreements, tax refund claims, and all books and records including all computer programs, disks, tapes, printouts, customer lists, credit files and other business and financial records, and the equipment containing any such information, pertaining to the WSSP Loan Documents.

          "Lien" means any security interest, mortgage, pledge, assignment, lien or other encumbrance of any kind, including interests of vendors or lessors under conditional sale contracts or capital leases.

          "Loan" shall mean the loan evidenced by the Note (as hereinafter defined).

          "Note" shall mean the Promissory Note executed by the Borrower in favor of the Lender of even date herewith in the amount of $1,500,000 or such lesser amount as provided for in such Promissory Note.

          "Obligation(s)" means all loans, advances, indebtedness and other obligations of the Borrower owed to Lender under the Note, and all expenses and attorney's fees incurred by Lender with respect to the enforcement of this Agreement in the event of a default hereunder.

          "WSSP" shall mean the radio station known as WSSP-FM, licensed to Goose Creek, South Carolina.
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          "WSSP Sellers" means Southwind Broadcasting, Inc., a South Carolina corporation, and William G. Dudley, III.


          "WSSP Option Agreement" shall mean the Option Agreement, dated June 3, 1997 by and among Wicks Broadcast Group Limited Partnership, a Delaware limited partnership ("WBG"), and WBG License Co., LLC, a Delaware limited liability company ("WBG Licensee").

          "WSSP Option" shall mean the option to purchase WSSP pursuant to the WSSP Option Agreement.

          "WSSP Note" means the Promissory Note made by the WSSP Sellers payable to Borrower, dated of even date herewith.

          "WSSP Loan Documents" means the Loan Commitment Agreement, dated June 3, 1997 by and among the WSSP Sellers and Borrower (as assignee of WBG) pursuant to which Borrower is obligated to lend $1,500,000 to the WSSP Sellers which shall be repaid to Borrower at the closing of the purchase of the WSSP Option, the WSSP Note, and any other documents in connection with such loan.

2.   Security

     2.1 Security Interest of Lender. To induce Lender to make the Loan, and as security for all the Obligations, Borrower hereby assigns to Lender as collateral and grants to Lender a continuing first priority pledge and security interest in the following property of Borrower (the "Collateral"), whether now owned or existing or hereafter acquired or arising and regardless of where it is located:

          (a) all Accounts, including without limitation those Accounts acquired by Borrower from Borrower's predecessor in interest;

          (b) the WSSP Loan Documents and the WSSP Note included therein and any and all other documents evidencing the right of payment from the WSSP Sellers, all of which are hereby assigned and pledged with the originals contemporaneously delivered from Borrower to Lender in connection with the signing of this Agreement;

          (c) all General Intangibles; provided however, Borrower shall assign and grant a continuing first priority pledge and security interest in any licenses and authorizations issued by the Federal Communications Commission (the "FCC"), only to the extent permitted by law and/or the proceeds of such licenses and authorizations;


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          (d)  all proceeds and products of Collateral and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering Collateral, all tort or other claims against third parties arising out of damage or destruction of Collateral, all property received wholly or partly in trade or exchange for Collateral, all leases of Collateral and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition, of the Collateral or any interest therein; and

          (e) all instruments, documents, securities, money or other property, owned by Borrower or in which Borrower has an interest generated in connection with the WSSP Loan Documents by Borrower or acquired by Borrower from Borrower's predecessor in interest under the WSSP Loan Documents.

      2.2 Representations in Schedule I. Borrower represents and warrants that the representations and warranties set forth in Schedule I, the Specific Representations Schedule, are true and correct. Except as otherwise permitted hereunder, Borrower will not change its name, transfer its executive offices or maintain records with respect to Accounts at any location other than its present executive offices specified in that Schedule.

      2.3  Provisions Concerning WSSP Loan Documents.

          (a) Other than the security interest granted to Borrower's senior lenders, which has been subordinated to the security interest granted to Lender hereunder, Borrower represents and warrants that the WSSP Loan Documents are owned by Borrower free and clear of all Liens in favor of any third party, will be a bona fide existing obligation and is not subject to any known deduction, offset, counterclaim, return privilege or other condition.

          (b) Any officer, employee or agent of Lender shall have the right, at any time or times hereafter, in the name of Lender or its nominee (including Borrower), to verify the validity, amount or any other matter relating to any WSSP Loan Documents. Lender or its designee may at any time notify the WSSP Sellers that WSSP Loan Documents have been assigned to Lender or of Lender's security interest therein, and after default by Borrower hereunder collect the same directly and charge all collection costs and expenses to Borrower's account.

          (c) Borrower appoints Lender or Lender's designee as its attorney-in-fact to endorse Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Lender's possession relating to the WSSP Loan Documents; to sign Borrower's name


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               on any invoice or bill of lading relating to any WSSP Loan
               Documents, on notices of assignment and other public records, and on proofs of claim, releases of lien and any other documents needed to collect WSSP Loan Documents, and to do all things necessary to carry out or enforce this Agreement. Borrower ratifies and approves all acts of Lender as attorney-in-fact. Lender as attorney-in-fact will not be liable for any acts or omissions, or for any error of judgment or mistake of fact or law except for bad faith. This power, being coupled with an interest, is irrevocable until all Obligations have been fully satisfied. Any person dealing with Lender shall be entitled to conclusively rely on any written or oral statement of Lender or its designee that this power of attorney is in effect.

          (d) Borrower shall use its best commercially reasonable efforts to collect the WSSP Loan from the WSSP Sellers including, without limitation, promptly notifying WSSP Sellers of any defaults or Event of Default under the WSSP Loan Documents, promptly commencing litigation against WSSP Sellers in the event payment is not forthcoming within twenty days after such notice, and diligently and continuously pursuing such litigation to judgment and then collecting and levying upon assets of WSSP Sellers in an attempt to satisfy said judgment.

          (e) Borrower shall either (a) exercise the WSSP Option and close on a purchase of the WSSP assets prior to the expiration of the term of the WSSP Option and, if Borrower so chooses as part of such transaction, to sell the assets of WSSP to a qualified third party either simultaneously therewith or at a later date, or, (b) assign the WSSP Option to a third party purchaser which shall exercise the WSSP Option and close on the purchase of the WSSP Assets prior to the expiration of the WSSP Option. Notwithstanding the above, in the event Borrower exercises the WSSP Option and closes the purchase of the WSSP Assets, Borrower shall grant to Lender first priority mortgages and security interests in, and liens upon, all of the WSSP Assets, including but not limited to all FCC licenses and authorizations as security for repayment of the Note.

      2.4 Provisions Concerning Accounts. Borrower represents and warrants that except as otherwise disclosed herein, each Account is reflected in its books and records is, or will at the time it arises be, owned by the Borrower free and clear of all Liens in favor of any third party, will be a bona fide existing obligation created by the final sale and delivery of goods or the completed performance of services by the Borrower in the ordinary course of its business, will be for a liquidated amount maturing as stated in the supporting data covering such transaction, and will not be subject to any known deduction, offset, counterclaim, return privilege or other condition, except as reflected on the Borrower's books and records.


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      2.5 Provisions Concerning General Intangibles. Borrower represents and warrants that, except as otherwise disclosed herein, Borrower owns all of the General Intangibles in which Borrower grants Lender a Lien, free and clear of any Liens in favor of any person other than Lender. Borrower will preserve all patents, trademarks, copyrights and the like which are necessary or useful for the conduct of its business.

      2.6 Liens. Borrower represents and warrants that, except as otherwise disclosed herein, Borrower has good and marketable title to the Collateral, and the Liens granted to Lender in this Agreement are fully perfected first priority Liens in the Collateral with priority over the rights of every person other than Borrower in the Collateral. Borrower is the owner of all personal property in its possession or shown on its books and records, and, except as otherwise disclosed herein, all assets of Borrower are owned free, clear and unencumbered, except for the Lien of Lender and except for Liens imposed by law which secure amounts not yet due and payable.

      2.7 Further Assurances.

          (a) Borrower will execute and deliver to Lender at Lender's request all financing statements, continuation statements and other documents that Lender may reasonably request, in form satisfactory to Lender, to perfect and maintain perfected Lender's security interest in the Collateral and to fully consummate all transactions contemplated under this Agreement. Borrower hereby irrevocably makes, constitutes and appoints Lender (and any of Lender's officers, employees or agents designated by Lender) as Borrower's true and lawful attorney with power to sign the name of Borrower on any such documents. Borrower ratifies and approves all acts of Lender and its designees as attorney-in-fact. Lender or its designees as attorney-in-fact will not be liable for any acts or omissions, or for any error of judgment or mistake of fact or law, except for bad faith.

          (b) If any Collateral, including proceeds, consists of a letter of credit, promissory note, advice of credit, instrument, money, negotiable documents, chattel paper or similar property (collectively, "Negotiable Collateral") Borrower will, immediately upon receipt thereof, endorse and assign such Negotiable Collateral over to Lender and deliver actual physical possession of the Negotiable Collateral to Lender.

          (c) Lender may inspect and verify Borrower's books and records at any time or times hereafter, during usual business hours, in order to verify the amount or condition of the Collateral, or any other matter relating to the Collateral or Borrower's financial condition. Borrower will promptly deliver to Lender copies of all books and records requested by Lender.


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      2.8 Reinstatement of Lien. If any payments made by Borrower or any other person on Obligations must be disgorged by Lender after termination of this Agreement for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or such other person), this Agreement and Lender's Liens granted hereunder will be reinstated as to all disgorged payments as though such payment had not been made, and Borrower will sign and deliver to Lender all documents and things necessary to reperfect all terminated Liens.

      2.9 Other Amounts Deemed Part of Loan. If Borrower fails to pay any tax, assessment, government charge or levy or to maintain insurance within the time permitted by this Agreement or the Note, or to discharge any Lien prohibited hereby, or to comply with any other obligation, Lender may, but shall not be required to, pay, satisfy, discharge or bond the same for the account of Borrower, and to the extent permitted by law and all monies so paid out shall be secured by the Collateral.

      2.10 Borrower Remains Liable. Borrower remains liable under any contracts and agreements included in the Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, and Lender will not have any obligation or liability under such contracts and agreements by reason of this Agreement or otherwise.

3.    Events of Default and Remedies

      3.1 Events of Default. Any of the following events shall be an Event of
Default:

          (a) any representation or warranty made herein by Borrower is incorrect when made or reaffirmed; or

          (b) Borrower fails to observe or perform any covenant, condition or agreement herein, and such default continues for 30 days after written notice thereof to Borrower by Lender; or

          (c) an Event of Default occurs under the Note or under the WSSP Loan Documents.

          (d) the WSSP Option terminates or expires without Borrower or qualified third party purchaser exercising the WSSP Option and closing on the purchase of the WSSP Assets.

      3.2 Remedies. If any Event of Default shall occur and not be waived, in addition to the remedies provided in the Note:

          (a) Lender may resort to the rights and remedies of a secured party under the Uniform Commercial Code including the right to enter any premises of


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               Borrower, with or without legal process and take possession of the Collateral and remove it and any records pertaining thereto and/or remain on such premises and use it for the purpose of collecting, preparing and disposing of the Collateral;

          (b) Lender may dispose of the Collateral as is or at its election; Lender's failure to take steps to preserve rights against any parties or property shall not be deemed to be failure to exercise reasonable care with respect to the Collateral;

          (c) Lender may in its sole discretion pay, purchase, contest or compromise any encumbrance, charge or lien which in the opinion of Lender appears to be prior or superior to its Lien, and pay all expenses incurred in connection therewith;

          (d) Lender may sell the Collateral at public or private sale, and Borrower shall be credited with the net proceeds of such sale only when they are actually received by Lender; any requirement of reasonable notice of any disposition of the Collateral shall be satisfied if such notice is sent to Borrower, as provided in the Notices Section of this Agreement, 10 days prior to such disposition;

          (e) Borrower shall upon request of Lender assemble the Collateral and any records pertaining thereto and make them available at a place designated by Lender; and

          (f) Lender may use, in connection with any assembly or disposition of the Collateral, any trademark, trade name, trade style, copyright, patent right, trade secret or technical process used or utilized by Borrower.

          (g) Notwithstanding anything to the contrary contained in this Agreement, Lender will not take any action pursuant to this Agreement or the Note which would constitute (or result in) any assignment of any licenses issued by the FCC or any transfer of control of Borrower if such assignment of licenses or transfer of control would require, under then existing law (including the written rules and regulations promulgated by the FCC), the prior approval of the FCC, without first obtaining such approval of the FCC.

          (h) Borrower agrees to take (or cause to be taken), any action which the Lender may reasonably request in order to obtain and enjoy the full rights and benefits granted to Lender by this Agreement, including specifically, at Borrower's own cost and expense, the use of Borrower's best efforts (i) to


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               assist in obtaining approval of the FCC for any action or
               transaction contemplated by this Agreement which is then required by law, and (ii) without limitation, upon request following the occurrence of an Event of Default, to prepare, sign, and file with the FCC (or cause to be prepared, signed, and filed with the FCC) any portion of any application or applications for consent to the assignment of the FCC licenses (the "Licenses") associated with the operation of WSSP or transfer of control required to be signed by Borrower and necessary or appropriate under the FCC's rules and regulations of approval of any sale or transfer of any of the ownership interests or assets of Borrower or any transfer of control over any of the Licenses.

      3.3 Cumulative Remedies. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other remedy given under this Agreement or any other agreement or now or hereafter existing at law or in equity or by statute. Lender may pursue its rights and remedies concurrently or in any sequence, and no exercise of one right or remedy shall be deemed to be an election. If Borrower fails to comply with this Agreement, no remedy of law will provide adequate relief to Lender, and Lender shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages.

      3.4 Fees and Expenses. Upon a sale, lease or other disposition of the Collateral, the proceeds shall be applied first to the expenses of retaking, holding, storing, processing and preparing for sale, selling and the like, and, to the extent permitted by law, to reasonable attorneys' fees and legal expenses, and then to the satisfaction of the obligations secured by this Agreement. Borrower shall be liable for any deficiency.

      3.5 FCC Compliance. In the event that Lender elects to exercise its remedies upon an Event of Default as contemplated by Section 3.2 hereof or under any other provision of this Agreement, Lender shall comply in all material respects with the Communications Act of 1934, as amended, and all applicable rules and regulations of the FCC, including, without limitation, obtaining any required consent or approval of the FCC prior to the exercise of such remedies. Borrower shall cooperate and otherwise use its best efforts to cause any such required consent or approval to be granted.

4.    Miscellaneous Provisions

      4.1 Miscellaneous. No delay or omission to exercise any right shall impair any such right or be a waiver thereof, and a waiver on one occasion shall be limited to that particular occasion. This Agreement may be amended only in writing signed by the party against whom enforcement of the amendment is sought. This Agreement may be executed in counterparts. If any part of this Agreement is held invalid, the remainder of this Agreement shall not be affected thereby.

      4.2 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto; however, Borrower may


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not assign any of its rights or delegate any of its obligations hereunder.
Lender (and any subsequent assignee) may transfer and assign this Agreement or may assign partial interests or participations in the Loan to other persons.

      4.3 Subsidiaries. If Borrower has any Subsidiaries at any time during the term of this Agreement, the term "Borrower" in each representation, warranty and covenant herein shall mean "the Borrower and each Subsidiary individually and in the aggregate," and Borrower shall cause each Subsidiary to be in compliance therewith.

      4.4 Notices. Any notice required, permitted or contemplated hereunder shall be in writing and addressed to the party to be notified at the address set forth below or at such other address as each party may designate for itself from time to time by notice hereunder, and shall be deemed validly given (i) three
(3) days following deposit in the U.S. mails, with proper postage prepaid, or
(ii) the next business day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment thereof, or
(iii) upon receipt of notice given by telecopy, mailgram, telegram, telex or personal delivery:

            To Borrower:      Regent Communications, Inc.
                              Attn: Terry Jacobs
                              50 East RiverCenter Boulevard, Suite 180
                              Covington, Kentucky 41011
                              Fax: (606) 292-0352

            With a copy to:   Strauss & Troy
                              Attn: Alan C. Rosser, Esq.
                              2100 PNC Center
                              201 East Fourth Street
                              Cincinnati, Ohio 45202
                              Fax: (513) 241-8289


            Lender:           Citicasters Co.
                              Attn: Randy Michaels, President
                              12th Floor
                              50 East RiverCenter Boulevard
                              Covington, Kentucky 41011
                              Fax: (606) 655-9354



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            With a copy to:   Graydon, Head & Ritchey
                              Attn: John J. Kropp, Esq.
                              1900 Fifth Third Center
                              511 Walnut Street
                              Cincinnati, OH 45202
                              Fax: (513) 651-3836


      4.5 Governing Law; Jurisdiction. This Agreement will be governed by the domestic laws of the Commonwealth of Kentucky. Borrower agrees that the state and federal courts in Kenton County, Kentucky or any other court in which Lender initiates proceedings have exclusive jurisdiction over all matters arising out of this Agreement, and that service of process in any such proceeding shall be effective if mailed to Borrower at its address described in the Notices section of the Note. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      4.6 Subordinated Lien. Lender acknowledges that Borrower's senior lenders have an existing security interest in the Collateral, which has been subordinated to the interests granted to Lender hereunder, to the satisfaction of Lender.


                        [SIGNATURES ON FOLLOWING PAGE]


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      IN WITNESS WHEREOF, the Borrower and the Lender have executed this
Agreement by their duly authorized officers as of the date first above written.


                       REGENT COMMUNICATIONS, INC.



                       By:________________________________

                       Name:______________________________

                       Title: ____________________________


                       CITICASTERS CO.


                       By:________________________________

                       Name:______________________________

                       Title: ____________________________


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                       SCHEDULE I TO SECURITY AGREEMENT

                           Specific Representations

 1.   The exact legal name of the Borrower is:
                                             ----------------------------------

      ------------------------------------------------------------------------.

 2. The Borrower's federal Employer I.D. number is:
                                                   -------------------- .
 3. If the Borrower has changed its name since it was incorporated, its past legal names were:
                --------------------------------------------------------------.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4. The Borrower uses in its business and owns the following trade names:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 5.   The Borrower was incorporated on                 , under the laws of the
                                       ---------------
      State of Delaware and is in good standing under those laws.

 6. The Borrower has its chief executive office and principal place of business at
--------------------------------------------------------------------------------
                                                                 This office
----------------------------------------------------------------.

is in           County.  Borrower maintains all of its records with respect to
      -----------

its Accounts at that address.

 7. The Borrower also has places of business at:
                                                -------------------------------

--------------------------------------------------------------------------------

 8. No inventory, equipment or fixtures owned by the Borrower are located at any other place, nor were they located at any other place within the past four months, except at
                            ---------------------------------------------------

--------------------------------------------------------------------------------

9. If the Borrower is incorporated in Kentucky or qualified to do business there, its registered agent and registered office there as listed on the Kentucky Secretary of State's corporate records are:
                                                          ---------------------

------------------------------------------------------------------------------.


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